================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       OCTOBER 22, 2004 (OCTOBER 1, 2004)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             MARYLAND                    333-91532               68-0509956
 (State or other jurisdiction of        (Commission           (I.R.S. Employer
  incorporation or organization)        File Number)         Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1605
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc., (the "Company"), hereby amends its Current Report on Form 8-K dated October 7, 2004 to provide the required financial statements relating to the acquisition by the Company of its undivided 60% tenant in common interest in Travis Tower, located in Houston, Texas (the "Travis Tower"), as described in such Current Report.

        After reasonable inquiry, the Company is not aware of any material factors relating to the Travis Tower that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page

   (a)     Financial Statements of Businesses Acquired.

           Report of Independent Auditors......................................3

           Statement of Revenues and Certain Expenses for the year
              ended December 31, 2003 and the six month period
              ended June 30, 2004..............................................4

           Notes to the Statement of Revenues and Certain Expenses.............5

   (b)     Pro Forma Financial Information.

           Unaudited Pro Forma Consolidated Financial Information..............7

           Unaudited Pro Forma Consolidated Balance Sheet as of
              June 30, 2004....................................................8

           Unaudited Pro Forma Consolidated Statement of Operations for
              the six months ended June 30, 2004...............................9

           Unaudited Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 2003................................10

           Unaudited Notes to Pro Forma Consolidated Financial Statements.....11

   (c)     Exhibits.

           None

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Directors of
  Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of the Travis Tower (the "Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Travis Tower for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP


October 19, 2004
Dallas, Texas

                                       TRAVIS TOWER
                        STATEMENT OF REVENUES AND CERTAIN EXPENSES
                           FOR THE YEAR ENDED DECEMBER 31, 2003
                       AND THE SIX MONTH PERIOD ENDED JUNE 30, 2004


                                                                               SIX MONTHS
                                                            YEAR ENDED            ENDED
                                                           DECEMBER 31,       JUNE 30, 2004
                                                               2003            (UNAUDITED)
                                                        -----------------   ------------------
Revenues:
    Rental income                                         $    7,423,904      $     3,503,816
    Other income                                               2,346,237              992,938
                                                        -----------------   ------------------

        Total revenues                                         9,770,141            4,496,754

Expenses:
    Maintenance and service contracts                            385,246              183,900
    Bad debt expense                                              50,044               (5,599)
    Utilities                                                  1,071,479              534,872
    Management fees                                              369,460              182,136
    Administrative                                               368,308              201,882
    Property taxes and insurance                               1,388,828              683,764
    Repairs and maintenance                                    1,145,225              570,531
                                                        -----------------   ------------------

        Total expenses                                         4,778,590            2,351,486
                                                        -----------------   ------------------

Revenues in excess of certain expenses                    $    4,991,551      $     2,145,268
                                                        =================   ==================


            The accompanying notes are an integral part of these statements.



                                            4

                                  TRAVIS TOWER
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                  AND THE SIX MONTH PERIOD ENDED JUNE 30, 2004


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The Statement of Revenues and Certain Expenses presents the operations of the Travis Tower property (the "Property") for the year ended December 31, 2003 and the six months ended June 30, 2004. On October 1, 2004, Behringer Harvard REIT I, Inc., (the "Company") acquired an undivided 60% tenant in common interest in the Property, a 21-story office building containing approximately 507,470 rentable square feet (unaudited) and a 10-story parking garage located on approximately
        1.1079 acres (unaudited) of land in Houston, Texas. The contract purchase price of the Property exclusive of closing costs and initial escrow was $52,000,000.

        The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Company. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Other income is comprised of parking revenues and reimbursement income. Reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses and parking revenues are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        The minimum future rentals from tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

                 2004                       $   8,113,881
                 2005                           8,275,157
                 2006                           8,248,417
                 2007                           8,047,562
                 2008                           5,866,278
                 Thereafter                     5,574,748
                                           ---------------

                              Total         $  44,126,043
                                           ===============

3.      MAJOR TENANT

        The following presents rental revenue from the major tenant who individually represents more than 10% of the Property's total rental revenue:

                                                Year Ended     Six Months Ended
                                                December 31,    June 30, 2004
                                                    2003          (unaudited)
                                              ---------------  ---------------
        Reliant Energy, Inc.                   $   4,885,197    $   2,716,194


4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2004

        The statement for the six-month period ended June 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year for the operation of the Property.

                         BEHRINGER HARVARD REIT I, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On October 1, 2004, the Company acquired an undivided 60% tenant in common interest in the Travis Tower, a 21-story office building containing approximately 507,470 rentable square feet and a 10-story parking garage located on approximately 1.1079 acres of land in Houston, Texas. The Company's purchase price of its 60% tenant in common interest in the Travis Tower was $35,070,225 including closing costs. The Company used borrowings of $22,650,000 under a Loan Agreement (the "Loan Agreement") with Bear Stearns Commercial Mortgage, Inc. (the "Lender") to pay a portion of the purchase price and paid the remaining amount from cash on hand.

        The Company has reflected its undivided 60% tenant in common interest in the Travis Tower as an investment in tenant in common interest on the accompanying unaudited pro forma consolidated balance sheet as of June 30, 2004. Additionally, the Company has reflected its 60% ownership interest in the operations of the Travis Tower, which excludes interest expense and amortization of financing costs associated with the Company's debt, asset management fees, and property management fees, as equity in earnings of tenant in common interest in the accompanying unaudited pro forma consolidated statements of operations.

        In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transactions have been made.

                         BEHRINGER HARVARD REIT I, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired its undivided 60% tenant in common interest in the Travis Tower as of June 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statements of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on June 30, 2004, nor does it purport to represent the future financial position of the Company.

                                                                           PRIOR
                                                                        ACQUISITION
                                                      JUNE 30, 2004      PRO FORMA
                                                       AS REPORTED      ADJUSTMENTS        PRO FORMA          PRO FORMA
                                                           (a)              (b)           ADJUSTMENTS        JUNE 30, 2004
                                                     ---------------  ----------------  ---------------     ---------------
ASSETS
    Cash and cash equivalents                          $ 18,601,751    $ (17,515,601)    $ (12,420,225) (c)  $           -
                                                                            (449,472)         (338,108) (d)
                                                                           2,980,000  (e)
                                                                                             9,141,655  (f)

    Restricted cash                                       6,544,297                -                 -            6,544,297
    Prepaid expenses and other assets                     4,342,325       (2,980,000) (e)                         1,362,325
    Investments in tenant in common interests            28,698,349       37,384,392        35,070,225  (c)     101,152,966
    Deferred financing fees, net of
       accumulated amortization of $9,281                   265,130          449,472           338,108  (d)       1,052,710
                                                     ---------------  ----------------  ---------------     ---------------
TOTAL ASSETS                                           $ 58,451,852    $  19,868,791     $  31,791,655       $  110,112,298
                                                     ===============  ================  ===============     ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
    Mortgages payable                                  $ 18,709,249    $  19,868,791     $  22,650,000  (c)  $   61,228,040
    Accounts payable                                         15,147                -                 -               15,147
    Payables to affiliates                                  411,469                -                 -              411,469
    Dividends payable                                       224,939                -                 -              224,939
    Accrued liabilities                                      74,636                -                 -               74,636
    Subscriptions for common stock                        4,044,184                -                 -            4,044,184
                                                     ---------------  ----------------  ---------------     ---------------
TOTAL LIABILITIES                                        23,479,624       19,868,791        22,650,000           65,998,415

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
    Preferred stock, $.0001 par value per share;
       50,000,000 shares authorized, none
       outstanding                                                -                -                 -                    -
    Common stock, $.0001 par value per share;
       350,000,000 shares authorized, 4,139,481
       and 843,878 shares issued and outstanding                414                -               104  (f)             518
    Additional paid-in capital                           36,549,564                -         9,141,551  (f)      45,691,115

    Cumulative distributions and net loss                (1,577,750)               -                 -           (1,577,750)
                                                     ---------------  ----------------  ---------------     ---------------
TOTAL STOCKHOLDERS' EQUITY                               34,972,228                -         9,141,655           44,113,883
                                                     ---------------  ----------------  ---------------     ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 58,451,852    $  19,868,791     $  31,791,655       $  110,112,298
                                                     ===============  ================  ===============     ===============

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 60% tenant in common interest in the Travis Tower on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                                                           PRIOR
                                                  SIX MONTHS ENDED      ACQUISITION
                                                   JUNE 30, 2004         PRO FORMA                            PRO FORMA
                                                    AS REPORTED         ADJUSTMENTS        PRO FORMA        SIX MONTHS ENDED
                                                        (a)                 (b)           ADJUSTMENTS        JUNE 30, 2004
                                                  ----------------    ---------------  ----------------    ------------------
Total revenues                                      $           -       $          -    $          -        $             -

Expenses
             Interest                                     228,449            965,301         632,306  (c)         1,826,056
             Property and asset management fees            40,544            114,208         106,285  (d)           339,037
                                                                                              78,000  (e)
             General and administrative                   348,623                  -               -                348,623
                                                  ----------------    ---------------  ---------------     ------------------
Total expenses                                            617,616          1,079,509         816,591              2,513,716
                                                  ----------------    ---------------  ---------------     ------------------

Interest income                                            75,762            (75,762)              -                      -
                                                  ----------------    ---------------  ---------------     ------------------

Net loss before equity in earnings of
   investments in tenant in common interests             (541,854)        (1,155,271)       (816,591)            (2,513,716)

Equity in earnings of investments
   in tenant in common interests                          167,419            320,670         462,416  (f)           950,505
                                                  ----------------    ---------------  ---------------     ------------------
Net loss                                            $    (374,435)      $   (834,601)   $   (354,175)        $   (1,563,211)
                                                  ================    ===============  ===============     ==================

Basic and diluted weighted
   average shares outstanding                           2,330,827                          2,114,574  (g)         4,445,401

Basic and diluted loss per share                    $       (0.16)                                           $        (0.35)

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired its undivided 60% tenant in common interest in the Travis Tower on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Company.


                                                                  PRIOR
                                             YEAR ENDED        ACQUISITION
                                         DECEMBER 31, 2003       PRO FORMA                                 PRO FORMA
                                            AS REPORTED         ADJUSTMENTS         PRO FORMA              YEAR ENDED
                                                (a)                 (b)            ADJUSTMENTS          DECEMBER 31, 2003
                                         -----------------    ---------------    ----------------     ----------------------
Total revenues                             $            -      $           -      $            -         $                -

Expenses
     Interest                                      60,833          2,107,888           1,264,612  (c)             3,433,333
     Property and asset management fees            10,220            238,499             229,828  (d)               634,547
                                                                                         156,000  (e)
     General and administrative                   240,223                  -                   -                    240,223
                                         -----------------    ---------------    ----------------     ----------------------
Total expenses                                    311,276          2,346,387           1,650,440                  4,308,103
                                         -----------------    ---------------    ----------------     ----------------------

Interest income                                     3,767             (3,767)                  -                          -
                                         -----------------    ---------------    ----------------     ----------------------

Net loss before equity in earnings
  of investments in tenant in common
  interests                                      (307,509)        (2,350,154)         (1,650,440)                (4,308,103)

Equity in earnings (losses) of
   investments in tenant in common
   interests                                       18,176            281,344           1,348,555  (f)             1,648,075

                                         -----------------    ---------------    ----------------     ----------------------
Net loss                                   $     (289,333)     $  (2,068,810)     $     (301,885)        $       (2,660,028)
                                         =================    ===============    ================     ======================

Basic and diluted weighted
   average shares outstanding                     142,430                              4,302,971  (g)             4,445,401

Basic and diluted loss per share           $        (2.03)                                               $            (0.60)

                         BEHRINGER HARVARD REIT I, INC.
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

a.      Reflects the Company's historical balance sheet as of June 30, 2004.

b. Reflects the Pro Forma acquisition of the Colorado Property as reported on Form 8-K dated September 27, 2004.

c. Reflects the acquisition of the Travis Tower by the Company for $35,070,225. The acquisition was funded with $12,420,225 of cash and $22,650,000 of debt. The Company allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

                         DESCRIPTION                      ALLOCATION        ESTIMATED USEFUL LIFE

        Land                                            $    3,738,000                -
        Building                                            23,088,331             25 years
        Above/below market leases, net                        (647,802)           4.25 years
        Tenant improvements, leasing commissions                                  4.25 years
           & legal fees                                      2,322,819
        In-place leases                                        964,018            4.25 years
        Tenant relationships                                 2,993,014            9.25 years
        Prepaid expenses and other assets                       21,815                -
        Cash and cash equivalents                               60,000                -
        Restricted cash                                      3,103,352                -
        Deferred rental revenue                                      -                -
        Tenant escrows                                         (44,501)               -
        Accrued property taxes                                (469,621)               -
        Other accruals                                         (59,200)               -
                                                       ----------------
                                                        $   35,070,225
                                                       ================

        The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

        The Company determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Company as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

        The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and tenant relationships based on management's evaluation of the specific characteristics of each tenant's lease and the Company's overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions and the costs to execute similar leases. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

        The Company amortizes the value of in-place leases, in-place tenant improvements and in-place tenant leasing commissions to expense over the initial term of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

        Amounts allocated to land are derived from appraisals. Amounts allocated to buildings are calculated and recorded as if the building was vacant upon purchase which was calculated as replacement cost less depreciation. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

d.      Reflects financing costs incurred in connection with obtaining the debt.

e. Reflects the reclassification of the earnest money deposit for the Colorado Property at June 30, 2004 from prepaid expenses and other assets to cash.

f. The Company actually issued 3,776,229 shares of common stock during the period July 1, 2004 through September 30, 2004 for net proceeds of $33,217,068. This adjustment reflects the issuance of 1,038,824 shares for net proceeds of $9,141,655 as this is the pro forma amount necessary for the Company to complete the acquisitions after June 30, 2004 from cash on hand.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004

a. Reflects the historical operations of the Company for the six months ended June 30, 2004.

b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place and the Colorado Property as reported on Form 8-K dated September 27, 2004.

c. Represents interest expense associated with the $22,650,000 of long-term debt obtained in connection with the purchase of the Travis Tower and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.434% per annum, requires monthly payments of principal and interest and matures in 2014. The deferred financing costs in the amount of $338,108 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the Company's 60% interest in the property management fees associated with the Travis Tower. The property is managed by Behringer Harvard TIC

        Management Services LP, an affiliate of the Company, for a fee of 4% of annual gross revenues, as defined in the property management agreement.

e. Reflects the Company's 60% interest in the asset management fees associated with the Travis Tower. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $260,000.

f. Reflects the Company's 60% undivided interest in the operations of the Travis Tower. Amounts were determined as follows:

        Revenues in excess of certain expenses                   $    2,145,268

        Adjustments:
        Depreciation and amortization expense (1)                    (1,556,710)
        Reverse management fees under previous owner                    182,136
                                                                ----------------
        Earnings from tenant in common interest                  $      770,694
                                                                ================

        Company's tenant in common interest                                 60%

                                                                ----------------
        Equity in earnings of tenant in common interest          $     462,416
                                                                ================

        (1) Reflects depreciation and amortization of the Company's 60% undivided interest in the depreciable or amortizable assets and liabilities of the Travis Tower using the straight-line method over their estimated useful lives.

g. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property and Travis Tower. The adjustment is computed as follows:

        Cash needed to acquire St. Louis Place                               $  5,025,865
        Cash needed to acquire Enclave on the Lake                              3,370,261
        Cash needed to acquire the Colorado Property                           17,965,073
        Cash needed to acquire Travis Tower                                    12,758,333
                                                                            --------------
                                                                             $ 39,119,532
                                                                            ==============

        Net cash received from each share of common stock issued             $       8.80 (1)
                                                                            ==============

        Common stock needed to purchase St. Louis Place,
           Enclave on the Lake, the Colorado Property and Travis Tower          4,445,401
        Less historical weighted average of common stock outstanding
           at June 30, 2004                                                    (2,330,827)
                                                                            --------------
                                                                                2,114,574
                                                                            ==============

        (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Company for the year ended December 31, 2003.

b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place and the Colorado Property as reported on Form 8-K dated September 27, 2004.

c. Represents interest expense associated with the $22,650,000 of long-term debt obtained in connection with the purchase of the Travis Tower and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.434% per annum, requires monthly payments of principal and interest and matures in 2014. The deferred financing costs in the amount of $338,108 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

d. Reflects the Company's 60% interest in the property management fees associated with the Travis Tower. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 4% of annual gross revenues, as defined in the property management agreement.

e. Reflects the Company's 60% interest in the asset management fees associated with the Travis Tower. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $260,000.

f. Reflects the Company's 60% undivided interest in the operations of the Travis Tower. Amounts were determined as follows:

        Revenues in excess of certain expenses                   $   4,991,551

        Adjustments:
        Depreciation and amortization expense (1)                   (3,113,420)
        Reverse management fees under previous owner                   369,460
                                                                ---------------
        Earnings from tenant in common interest                  $   2,247,591
                                                                ===============

        Company's tenant in common interest                                60%

                                                                ---------------
        Equity in earnings of tenant in common interest          $   1,348,555
                                                                ===============

        (1) Reflects depreciation and amortization of the Company's 60% undivided interest in the depreciable or amortizable assets and liabilities of the Travis Tower using the straight-line method over their estimated useful lives.

g. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property and Travis Tower. The adjustment is computed as follows:

        Cash needed to acquire St. Louis Place                                  $    5,025,865
        Cash needed to acquire Enclave on the Lake                                   3,370,261
        Cash needed to acquire the Colorado Property                                17,965,073
        Cash needed to acquire Travis Tower                                         12,758,333
                                                                                ---------------
                                                                                $   39,119,532
                                                                                ===============

        Net cash received from each share of common stock issued                $         8.80 (1)
                                                                                ===============

        Common stock needed to purchase St. Louis Place,
           Enclave on the Lake, the Colorado Property and Travis Tower               4,445,401
        Less historical weighted average of common stock outstanding
           at December 31, 2003                                                       (142,430)
                                                                                ---------------
                                                                                     4,302,971
                                                                                ===============

        (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEHRINGER HARVARD REIT I, INC.




Dated: October 22, 2004                By: /s/ Gary S. Bresky
                                          ------------------------------------
                                          Gary S. Bresky
                                          Chief Financial Officer and Treasurer